Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Ring Energy, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal executive and financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2010

/s/ Robert “Steve” Owens

Robert “Steve” Owens, President and Treasurer

(Principal Executive Officer and Principal Financial Officer)